SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015

                          EnviroStar, Inc.___________
 (Exact name of registrant as specified in its charter)

                            Delaware________________
(State or other jurisdiction of incorporation)

                                              001-14757                                                                                    11-2014231
                                              (Commission File Number)                                         (IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

                           Not Applicable_______________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                          Results of Operations and Financial Condition.

On September 21, 2015, the Company issued a press release announcing its results of operations for the Company's year ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K and exhibit 99.1 is being furnished, and shall not be deemed "filed," for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2015, Lloyd Frank, a member of the Board of Directors of the Company, informed the Company that he intends to retire from the Board of Directors and will not stand for reelection at the Company's 2015 Annual Meeting of Stockholders. Mr. Frank will continue to serve as director until the Company's 2015 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits:

99.1            The Company's press release dated September 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: September 23, 2015	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                   Description

99.1	The Company's press release dated September 21, 2015.